Investor Presentation November 2017 Investor Contact: TrinityInvestorRelations@trin.net Website: www.trin.net Exhibit 99.1

This presentation contains “forward looking statements” as defined by the Private Securities Litigation Reform Act of 1995 and includes statements as to expectations, beliefs and future financial performance, or assumptions underlying or concerning matters herein. These statements that are not historical facts are forward looking. Readers are directed to Trinity’s Form 10-K and other SEC filings for a description of certain of the business issues and risks, a change in any of which could cause actual results or outcomes to differ materially from those expressed in the forward looking statements. Any forward looking statement speaks only as of the date on which such statement is made. Trinity undertakes no obligation to update any forward looking statement or statements to reflect events or circumstances after the date on which such statement is made. 2 Forward Looking Statements

Agenda I. Overview II. Key Investment Considerations III. Strategy and Vision IV. Financial Highlights V. Appendix 3

• Trinity Industries, Inc. is a diversified industrial company that owns complementary market- leading businesses providing products and services to the energy, chemical, agriculture, transportation, and construction sectors • Trinity operates through five business segments: • Rail Group • Railcar Leasing and Management Services Group (“Leasing”) • Inland Barge Group • Construction Products Group (“CPG”) • Energy Equipment Group (“EEG”) • The Company serves its customers through manufacturing facilities located in North America and had approximately 15,340 employees at quarter end September 30, 2017 • Total Revenue and EBITDA for the LTM 09/17 was $3.9 billion and $863 million, respectively 4 I. Trinity Industries, Inc. Overview External Revenue by Business Group(1) All share and per share information has been retroactively adjusted to reflect the 2-for-1 stock split effective in June 2014. All Footnotes throughout the presentation are listed on Slide 27. Rev e n u e ($mm) E P S (2)

5 II. Key Investment Considerations Leading Market Positions Diversified Portfolio of Businesses Seasoned Performers Focused on Enrichment Value Flexible and Cost- Effective Manufacturing

Rail Group  Leading manufacturer of railcars  Leading manufacturer of railcar axles  Leading manufacturer of railcar coupling devices Railcar Leasing and Management Services Group  Leading provider of railcar leasing and management services Inland Barge Group  Leading manufacturer of inland barges and fiberglass barge covers in the United States Construction Products Group  Leading full-line manufacturer of highway guardrail and crash cushions in the United States  Leading producer and distributor of lightweight and natural construction aggregates in the western and southwestern United States Energy Equipment Group  Leading manufacturer of structural wind towers  Leading manufacturer of storage and distribution containers and tank heads for pressure and non- pressure vessels  Leading manufacturer of steel structures for electricity transmission and distribution 6 Leading Market Positions in North America

35% 39% 9% 15% 2% Rail Leasing CPG EEG Barge 38% 21% 13% 23% 5% 7 Diversified Portfolio of Businesses PRESENT (LTM 09/17) Elevating Our Financial Performance Total Revenues = $3.9 B PAST (FY 2000) Total Revenues = $2.7 B Trinity’s long-term goal is to establish sustainable earnings growth over economic cycles All Footnotes throughout the presentation are listed on Slide 27. (2) (2) We strive to outperform prior cyclical peaks with higher EPS and better returns; raise the earnings floor; and improve balance sheet strength during cyclical downturns (2) (2) Revenue Operating Profit (1) Revenue (3) Operating Profit (1) -$0.50 $0.50 $1.50 $2.50 $3.50 $4.50 $5.50 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 LTM 09/17 Calendar Year EPS

8 Flexible and Cost-Effective Manufacturing In recent years, Trinity has invested in its manufacturing footprint to establish “multi-purpose” facilities, enhancing its flexible manufacturing footprint. Flexibility Cost-Effective Trinity's manufacturing flexibility across products and business segments enhances our ability to opportunistically respond to changes in market demand Trinity’s manufacturing scale, vertical integration, and presence in the Southern U.S. and Mexico provides cost effective benefits across multiple business segments

9 Focused on Enrichment Value Ex te rn al R epo rt in g Grou p s Ope ra ti on al F ocus A rea s Rail Leasing Construction Energy Inland Barge Customer Sharing Internal Component Sourcing Shared Best Manufacturing Practices Facility Optimization Centralized Cost Savings Trinity focuses on collaboration across business segments… …generating synergies that enhance value and ultimately provide competitive benefits

 Incorporated in 1933 with a strong corporate culture and commitment to Company values  Seasoned management team knows how to assess the market, proactively plan for cycles and quickly adapt to changing market conditions  Cost-effective and flexible manufacturing footprint is a competitive advantage for many of our product lines  Significant liquidity position of approximately $2.4 billion and a strong balance sheet at quarter end September 30, 2017  Track record of maintaining a healthy liquidity position across the business cycle; “investment-grade” credit ratings from two of the three principal rating agencies  S&P – Rating of “BBB-” with an Outlook of “Stable”  Fitch – Rating of “BBB-” with an Outlook of “Stable”  Moody’s – Rating of “Ba1” with an Outlook of “Stable” 10 Seasoned Performer Across Market Conditions

11 III. Strategy and Vision: Operational Be a premier, diversified industrial company that generates superior earnings and returns for shareholders Strategically Grow the Lease Fleet Selectively Build our Backlogs Diversify Through Organic Growth Acquire Complementary Product Portfolios Maximize Manufacturing Efficiency

12 Strategy and Vision: Financial Maintain a conservative and liquid balance sheet to be attractively positioned to capitalize on opportunities Working Capital Capital Expenditures Acquisitions Shareholder Distributions Cash, Cash Equivalents, & Short Term Marketable Securities $1,025 Corporate Revolver Availability 517 Warehouse Availability 833 Total Available Liquidity $2,375 mm Balance Sheet Debt ~ $3.3 B(1) Available Liquidity ~ $2.4 B Equity ~ $4.4 B Recourse Debt Senior Notes(1) $400 Convertible Subordinated Notes(1) 449 Capital Leasing Obligations(1) 30 Total Recourse $879 mm Non-Recourse Leasing Debt(2) Warehouse Facility(1) $167 Long-term Financings: Wholly-Owned(1) 899 Partially-Owned(1) 1,374 Total Non-Recourse Leasing $2,440 mm As of 09/30/17 All Footnotes throughout the presentation are listed on Slide 27.

13 Strategy and Vision: RIV Platform ▪ Railcar Investment Vehicles, or “RIVs”, are customized portfolios of leased railcars for institutional investors and other entities that are developed and managed by TrinityRail ▪ TrinityRail is the first in the industry to create a platform of RIVs for institutional investors. Since FY 2006, we have placed approximately $5.4 billion to various RIVs(1) ▪ Institutional investors continue to invest in RIVs developed and managed by TrinityRail because of the scale and diversity of our products and services, the strength of our commercial relationships, our “cradle to grave” asset expertise, and our track record of value-creating investments All Footnotes throughout the presentation are listed on Slide 27.

$0.67 $0.43 $0.88 $1.59 $2.38 $4.19 $5.08 $2.25 $1.50 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 2009 2010 2011 2012 2013 2014 2015 2016 LTM 09/17 14 IV. Financial Highlights Trinity’s EPS Summary FY 2009 – LTM 09/17(3) LTM 09/17 vs. LTM 09/16(1)  Revenues decreased 23.3% to $3.86 billion from $5.03 billion  Operating profit decreased 45.2% to $443.6 million from $810.1 million (2)  EBITDA decreased 29.9% to $862.8 million from $1.23 billion  Earnings per common diluted share decreased 51.8% to $1.50 from $3.11 per diluted share Trinity’s EBITDA Summary FY 2009 – LTM 09/17(6) All Footnotes throughout the presentation are listed on Slide 27. (4) (5) $443 $470 $612 $774 $989 $1,502 $1,713 $1,032 $863 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2009 2010 2011 2012 2013 2014 2015 2016 LTM 09/17

~ $1.41 - $1.51 ~ $80 - $95mm ~ $145 - $155mm ~ $0.03 ~ 36% ~ $0.03 ~ $0.90 - $1.25 15 Guidance and Outlook (As of October 26, 2017) Any forward-looking statements made by the Company speak only as of the date on which they are made. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise. Q4-17 FY 2017 FY 2018 Rail Group Total Company Leasing Group Inland Barge Group Construction Products Group Energy Equipment Group ~ $610mm ~ 11.5% - 12.0% ~ $2.0B ~ $10% ~ 18,000 ~ 20,000 ~ $195mm ~ $85mm ~ $230mm ~ $30mm ~ $170 - $220mm - ~ $745mm ~ $340mm ~ $690mm ~ $90mm ~ $425 - $475mm ~ $190 -$240mm ~ $250 - $350mm ~ $30mm ~ ($2mm) ~ $155mm ~ 2.5% ~ $115mm ~ 8% ~ $500mm ~ 13% ~ $195mm ~ 4.5% ~ $935mm ~ 9.5% EPS: Manufacturing & Corporate CapEx: Corporate Expense: Convertible Dilution: Tax Rate: Reduction for Two Class Method: ~ $0.35 - $0.45 Revenue: OP Margin: Deliveries: Revenues from Operations: OP from Operations: Revenue Eliminations: OP Elimination Impact: Sales of Leased Railcars: Net Leasing Investment: Revenues: OP/ OP Margin: Revenues: OP Margin: Revenues: OP Margin: - - - - - - - - - - - - - - - - - - - - - - - -

16 Appendix: Operating Business Summaries

Market Positioning $895 $522 $1,275 $2,013 $2,868 $3,817 $4,462 $3,077 $2,253 -4.0% 0.0% 4.0% 8.0% 12.0% 16.0% 20.0% 24.0% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 2009 2010 2011 2012 2013 2014 2015 2016 LTM 09/17 Railcar Revenue Parts & Components Revenue OP Margin 17 Rail Group Business Conditions/Demand Outlook Current Performance(4) Rail Group Revenues and OP Margin(1)  Leading manufacturer of railcars, railcar axles, and coupling devices in North America  Broadest product offering for railcar manufacturing in North America  Networking of customers between railcar sales and railcar leasing  Investment in maintenance services has expanded capabilities for our lease fleet and key customers  Focus on new and advanced engineering designs  Centralized sourcing provides cost savings  Streamlined manufacturing efficiencies  LTM 09/17 deliveries and orders totaling 19,680 and 11,755 railcars, respectively; represents 42% and 33% of LTM 09/17 industry shipments and orders, respectively  Trinity’s $2.4 billion order backlog of 25,555 railcars accounts for 40% of industry backlog as of 09/17 and includes a broad mix of railcar types across many industrial sectors  Trinity remains encouraged by industry fundamentals showing signs of stability, albeit at weak pricing levels. Third quarter orders received of 3,045 railcars reflect a broad mix of railcar types serving both replacement needs and select growth markets  A high number of existing railcars, excess new railcar production, and the lack of meaningful industrial production growth and strong demand catalysts continue to delay a market recovery All Footnotes throughout the presentation are listed on Slide 27. (2) ($mm) 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 100,000 Railcar Deliveries (1958 - 2020P) Projections based on Third Party estimates(3)

- 20,000 40,000 60,000 80,000 100,000 120,000 12/06 12/07 12/08 12/09 12/10 12/11 12/12 12/13 12/14 12/15 12/16 LTM 09/17 Managed Fleet Wholly-Owned & Partially-Owned $329 $461 $493 $529 $587 $632 $700 $701 $731 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% $0 $100 $200 $300 $400 $500 $600 $700 $800 2009 2010 2011 2012 2013 2014 2015 2016 LTM 09/17 TILC Revenue Operations Margin PBT Margin Business Conditions/Demand Outlook 18 Railcar Leasing & Management Services Group Market Positioning Current Performance  Leading provider of comprehensive railcar leasing and management services  Provider of operating leases offering ‘one stop shopping’ for TrinityRail shipping customers  Scale of operations facilitates active participation in secondary market activities to create railcar investment vehicles and asset management services for institutional investors  Total leased railcars under management was 108,420 as of September 30, 2017. Subsequent to quarter-end, the Company was retained to manage an additional 3,600 railcars, bringing the total to approximately 112,000 railcars, a 10% increase year-over-year  Delivered solid financial performance during the LTM 09/17 driven by lease fleet growth, high fleet utilization, asset management advisory fees and disciplined cost management initiatives  Reflecting high interest from institutional investors, the Company completed $254 million of leased railcar sales year-to-date. Expect an additional $170 to $220 million during the remainder of FY 2017 and between $250 and $350 million during FY 2018  Expect to continue growing the lease fleet in FY 2017. As of 09/17, the Rail Group backlog included $936 million of railcars fully supported by lease commitments with external customers Leasing Operating Revenues and Profit (Excludes Car Sales)(3) All Footnotes throughout the presentation are listed on Slide 27. (1) (2) More Than Tripled the Size of Trinity’s Owned and Managed Lease Fleet since 2006 ($mm)

Inland Barge Group Business Conditions/Demand Outlook Market Positioning Current Performance Inland Barge Group Revenues and OP Margin  Leading manufacturer of inland barges and fiberglass barge covers in the United States  Multiple barge manufacturing facilities on inland waterways enable rapid delivery  Operating flexibility is a key differentiator  Barge transportation has a cost advantage in high-cost fuel environments  Revenues down 58.0% in LTM 09/17 vs. LTM 09/16 as a result of lower barge deliveries and product mix changes; backlog at September 30, 2017 was $126.0 million  Profit margins declined to 6.5% in LTM 09/17 due to product mix changes and a weak demand environment causing pressure on volume  Investments made over the past decade have enhanced the Barge segment’s production flexibility positioning the business to respond effectively as market demand changes  Weak market conditions persist. Overcapacity and declines in freight movements along the inland waterways continue to create headwinds Replacement demand driver (as of 12/31/16):(4)  3,409 out of 18,897 hopper barges, or approximately 18.0%, are greater than 20 years old  867 out of 3,683 tank barges, or approximately 23.5%, are greater than 20 years old  From 2000 to 2015, the industry had a build-to-scrap ratio of 0.9x; in 2016 the ratio was 1.8x All Footnotes throughout the presentation are listed on Slide 27. 19 (1) (2) (3) ($mm) $527 $422 $549 $675 $577 $639 $653 $403 $199 0% 3% 6% 9% 12% 15% 18% 21% 24% $0 $100 $200 $300 $400 $500 $600 $700 $800 2009 2010 2011 2012 2013 2014 2015 2016 LTM 09/17 Revenues OP Margin

$281 $354 $453 $484 $525 $552 $533 $523 $499 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% $0 $100 $200 $300 $400 $500 $600 2009 2010 2011 2012 2013 2014 2015 2016 LTM 09/17 Highway Products Aggregates Other OP Margin 20 Construction Products Group Business Conditions/Demand Outlook Market Positioning Current Performance Construction Products Group Revenues and OP Margin(1)  Leading U.S. manufacturer of highway guardrail, crash cushions, and other protective barriers  Leading producer and distributor of lightweight and natural construction aggregates in the western and southwestern United States  Diversified exposure to commercial, residential, industrial, and highway markets  Demand tied to the North American infrastructure build out and federal funding  Operating Profit remained flat year-over-year in LTM 09/17 vs. LTM 09/16  Over the last five years, we have repositioned the portfolio to align with more consistent demand drivers. In Q1 2013, we exited the concrete business through an asset swap for the lightweight aggregates business. The Company added additional lightweight aggregate facilities in early 2015 and during Q2 2017, expanding our geographic presence  Acquired the assets of a trench shoring business during Q3 2017, increasing our presence in this business that we entered in 2012 with a similar-sized acquisition. In Q2 2015, we divested the galvanizing business  Fixing America’s Surface Transportation ACT (FAST) passed in December 2015 and authorized a five-year funding bill of $305 billion for highways and other related transit programs, providing much needed stability for public agencies charged with planning transportation projects  Strong demand for aggregates in the southwestern U.S. market due to residential and non-residential investment  Committed to finding opportunities to expand our product portfolio and grow our aggregates market position All Footnotes throughout the presentation are listed on Slide 27. (2) ($mm)

$510 $420 $473 $559 $ 665 $992 $1,114 $1,013 0% 2% 4% 6% 8% 10% 12% 14% 16% $0 $200 $400 $600 $800 $1,000 $1,200 2009 2010 2011 2012 2013 2014 2015 2016 LTM 09/17 Other Revenues Wind Tower and Utility Structures Revenues OP Margin $997 21 Energy Equipment Group Business Conditions/Demand Outlook Market Positioning Current Performance Energy Equipment Group Revenues and OP Margin  Leading manufacturer of wind towers, steel utility structures, storage and distribution containers, tank heads for pressure and non-pressure vessels, and cryogenic transportation equipment used to store and transport liquefied gases in North America Structural Wind Towers:  Backlog of $847 million as of 09/17 provides solid visibility and stable production  Received structural wind tower orders of $1.2 billion in FY 2016, including a $940 million multi-year order that commenced deliveries in 2017 Total Business Segment:  Operating Profit declined in LTM 09/17 compared to LTM 09/16 reflecting mixed demand conditions for the end markets the Group serves  Five-year spending bill passed by the federal government in December 2015 included a tax incentive for wind power energy through 2019; the multi-year incentive provides developers the necessary stable planning environment to develop wind projects  Current demand levels and production visibility for utility structures continue to improve; long-term demand fundamentals remain positive as future growth in investment spending, especially connecting renewable energy to the grid, is expected  The storage container industry is highly competitive and experiencing pricing pressure from current market conditions; long-term demand fundamentals are positive given the significant investment by chemical companies along the Gulf ($mm)

22 How TrinityRail’s RIV platform works Sources of Railcars for TrinityRail’s RIV platform Newly built leased railcars from TrinityRail Railcars acquired in secondary market Railcars from TrinityRail’s Wholly-Owned Fleet (i.e., “Reservoir of railcars”) TrinityRail’s Managed Fleet TrinityRail’s RIV platform ▪ Since FY 2006, we have placed approximately $5.4 billion to various RIVs(1) All Footnotes throughout the presentation are listed on Slide 27.

23 Value proposition for institutional investors ▪ Railcars are a critical component of North America’s transportation infrastructure, transporting a diverse range of commodities, intermediate goods, and finished products ▪ Stable, hard asset investments with attractive returns and an inflationary hedge component ▪ Long-lived assets with an average useful life of ~35-40 years ▪ Long term shift of railcar ownership from shippers & railroads towards third party lessors like TrinityRail Why invest in leased railcars? Why align with TrinityRail? ▪ Scale and diversity of railcar manufacturing – Largest manufacturer of railcars in North America – Most diversified railcar product line available in North America ▪ Strength and breadth of commercial relationships – Currently responsible for the leasing and management of approximately 112,000 railcars(1) ▪ “Cradle to grave” asset expertise including engineering, manufacturing, maintenance services, leasing and management services ▪ Integrated business model that provides market intelligence on the markets we serve and our customers’ ongoing needs ▪ Track record of executing value-creating transactions with sophisticated institutional partners All Footnotes throughout the presentation are listed on Slide 27.

24 Value proposition for Trinity ▪ Enhances our ability to meet the needs of large customers ▪ Provides financial capacity to enhance lease origination capabilities and expand lease portfolio funding diversification ▪ Increases size of managed fleet, generating recurring management fees while allowing us to maintain close relationships with the end users of the railcars ▪ Further develops Trinity Industries Leasing Company brand as premier asset manager TrinityRail Trinity Industries ▪ Provides Trinity with a level of financial flexibility that is unique among diversified industrial companies ▪ Enhances our ability to reinvest in our railcar leasing and management services platform, our portfolio of diversified industrial businesses, and in other opportunities that enhance shareholder returns ▪ Diversifies earnings base by expanding position in value chain ▪ Potential for additional income through profits recognized at time of sale and, in addition, management fees earned over the longer term

25 Reconciliation of PBT Margin – Railcar Leasing and Management Services Group (in millions except for PBT Margin) 2009 2010 2011 2012 2013 2014 2015 2016 LTM 09/17 From Leasing Operations: Revenue $ 329 $ 461 $ 493 $ 529 $ 587 $ 632 $ 700 $ 701 $ 731 Operating Profit $ 129 $ 200 $ 225 $ 243 $ 267 $ 288 $ 331 $ 313 $ 345 Less: Interest Expense (80) (139) (161) (174) (157) (153) (139) (125) (125) Profit Before Tax (PBT) $ 48 $ 62 $ 64 $ 68 $ 110 $ 135 $ 192 $ 188 $ 220 PBT Margin 15% 13% 13% 13% 19% 21% 27% 27% 30%

26 Reconciliation of EBITDA (1)(2) (in millions) “EBITDA” is defined as income (loss) from continuing operations plus interest expense, income taxes, and depreciation and amortization including goodwill impairment charges. EBITDA is not a calculation based on generally accepted accounting principles. The amounts included in the EBITDA calculation, however, are derived from amounts included in the historical statements of operations data. In addition, EBITDA should not be considered as an alternative to net income or operating income as an indicator of our operating performance, or as an alternative to operating cash flows as a measure of liquidity. We believe EBITDA assists investors in comparing a company’s performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA measure presented in this presentation may not always be comparable to similarly titled measures by other companies due to differences in the components of the calculation. (1) EBITDA for previous years has been adjusted as a result of the divestiture of the Company’s Concrete business (2) Includes results of operations related to TRIP starting January 1, 2010 2009 2010 2011 2012 2013 2014 2015 2016 LTM 09/17 Income (loss) from continuing operations ($140.8) $69.4 $146.8 $251.9 $386.1 $709.3 $826.0 $364.7 $247.8 Add: Interest expense 123.1 182.1 185.3 194.7 187.3 193.4 194.7 181.9 182.7 Provision/(Benefit) for income taxes (11.5) 37.3 92.2 134.0 204.4 354.8 426.0 202.1 139.2 Depreciation & amortization expense 147.1 180.9 187.7 193.7 211.5 244.6 266.4 283.0 293.1 Goodwill impairment 325.0 - - - - - - - - Earnings from continuing operations before interest expense, income taxes, and depreciation and amortization expense $442.9 $469.7 $612.0 $774.3 $989.3 $1,502.1 $1,713.1 $1,031.7 $862.8

Slide 4 (1) Intersegment Revenues are eliminated and Leasing Revenues include revenues related to TRIP Holdings beginning in FY 2010; CPG Revenues for prior years have also been adjusted as a result of the divestiture of its Concrete business in March 2013 (2) FY 2009 EPS excludes a $325 million pretax Goodwill impairment amounting to $1.57 per share; reported FY 2009 EPS was $(0.91) Slide 7 (1) Operating Profit Excludes All Other, Corporate and is reduced by Leasing Interest Expense of $7 million in FY 2000 and $124.8 million in LTM 09/17 (2) Rail percentage represents Operating Profit less all Intersegment Company Eliminations; Leasing percentage represents Operating Profit less Leasing Interest Expense (3) FY 2009 EPS excludes a $325 million pretax Goodwill impairment amounting to $1.57 per share; reported FY 2009 EPS was $(0.91) Slide 12 (1) Excludes unamortized discount and/or unamortized debt issuance costs (2) Leasing railcar equipment has a net book value of $5.9 billion, excluding deferred profit and including partially-owned subsidiaries Slides 13 and 22 (1) Based on value of leased railcars at time of sale Slide 14 (1) LTM 09/17 vs LTM 09/16, all numbers on a Continuing Operations basis except for EPS, which reflects Total Company EPS (2) Operating Profit includes Leasing Interest Expense (3) EPS is for Total Company, including Discontinued Operations; LTM 09/17 per share amount consists of sum of individual quarters (4) Excludes $325mm pre-tax impact of impairment of Goodwill amounting to $1.57 per share; reported FY 2009 EPS was $(0.91) (5) Beginning in FY 2010, TRIP Holdings Revenues and Operating Profit were consolidated with the Leasing Group (6) See Note in Appendix pg. 26 for Reconciliation of EBITDA; EBITDA for previous years has been adjusted as a result of the divestiture of the Company’s Concrete business Slide 17 (1) Before eliminations for Intersegment Sales to Leasing and Intercompany Profit (2) Excludes $325mm pretax charge for impairment of Goodwill; reported FY 2009 operating loss margin was 39.8% (3) Sources: Historical data as reported per the Railway Supply Institute. 2017-2020 projections are an average of estimates provided by Global Insight (10/17) and Economic Planning Associates, Inc. (07/17) and are provided as a point of reference (4) Source: Industry total as reported per the Railway Supply Institute’s American Railway Car Institute Committee (ARCI) Slide 18 (1) Includes TRIP Holdings starting in 2007 (2) Includes Partially-Owned Subsidiaries (3) Operations Margin calculated using only revenues and profit from Leasing Operations including Partially Owned Subsidiaries and excludes Car Sales; PBT Margin calculated using Operating Profit from Leasing Operations less Leasing Interest Expense; See Appendix pg. 25 Slide 19 (1) OP Margin excludes a $5.1mm net gain due to flood-related insurance settlements; reported OP margin 16.3% (2) OP Margin excludes a $15.5 mm net gain due to flood-related insurance settlements; reported OP margin 19.4% (3) OP Margin excludes a $3.8 mm net gain due to flood-related insurance settlements and the sale of leased barges; reported OP margin 18.5% (4) Informa Economics (03/2017) Slide 20 (1) Revenues and OP Margin in prior years have been adjusted as a result of the divestiture of the Concrete business in March 2013 (2) Acquired Quixote Corporation in February 2010 which increased Highway Products revenue by 31% during 2010 Slide 23 (1) Subsequent to quarter-end, the Company was retained to manage an additional 3,600 railcars, bringing the total to approximately 112,000 railcars 27 Footnotes